UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	June 3, 2019

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511
N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	The NASDAQ Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Changes in Registrant's Certifying Accountant

(a) On June 3, 2019, the Audit Committee of the Board of Directors of Patrick Industries, Inc. (the “Company”) elected to dismiss Crowe LLP ("Crowe") as its independent registered accounting firm effective June 3, 2019. The audit reports of Crowe on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through June 3, 2019, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in its report, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Crowe with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Crowe furnish the Company with a letter addressed to the SEC stating whether or not Crowe agrees with the statements made above. A copy of Crowe’s letter, dated June 7, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On June 3, 2019, the Audit Committee of the Company approved the appointment of Deloitte & Touche LLP ("Deloitte") as its independent registered public accounting firm, contingent upon completion of Deloitte's acceptance procedures, for the fiscal year ending December 31, 2019.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through June 3, 2019, neither the Company nor anyone acting on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1 Letter of Crowe LLP to the Securities and Exchange Commission dated June 7, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: June 7, 2019	By:	/s/ Joshua A. Boone
Joshua A. Boone
Vice President - Finance and Chief Financial Officer